As filed with the Securities and Exchange Commission on February 28, 2003

File Nos. 33-75138
811-8348

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

Registration Statement Under the Securities Act of 1933 /X/

Pre-Effective Amendment No. / /
Post-Effective Amendment No. 13 / X/

and

Registration Statement Under the Investment Company Act of 1940 /X/

Amendment No. 14 / X/

LORD ASSET MANAGEMENT TRUST

__________________

(Exact Name of Registrant as Specified in Charter)

440 South LaSalle Street
Chicago, Illinois 60605-1028
(Address of Principal Executive Offices) (ZipCode)

Registrant's Telephone Number, including area code:
(312) 663-8300
Keith T. Robinson Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Thomas S. White Thomas White International, Ltd. 440 South LaSalle Street Chicago, Illinois 60605-1028

(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

[] Immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on February 28, 2003 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on ________, pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ] on ________, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Thomas White Funds Family
 Capturing Value Worldwide SM

Prospectus: March 1, 2003

Thomas White American Enterprise Fund

An equity fund focusing on large U.S. companies

Thomas White American Opportunities Fund

An equity fund focusing primarily on mid-size and smaller U.S. companies

Thomas White International Fund

An international equity fund that focuses on companies located outside of the U.S.

Each Fund is a series of
Lord Asset Management Trust

440 S. LaSalle Street
Suite 3900
Chicago, IL 60605

Please contact the Funds at

1-800-811-0535

The Securities and Exchange Commission has not approved or disapproved the Fund's shares and has expressed no opinion as to the accuracy or adequacy of this prospectus. It is a criminal offense to make a representation to the contrary.

Contents

Goals of the Funds

Investment Strategies

What You Should Know About Risk

How the Funds Have Performed

Fees and Expenses

The Advisor

Financial Information

Dividends, Distributions and Taxes

Your Account

How to Buy Shares of the Fund

How to Sell Shares

Redemption Fee

Shareholder Services and Account Policies

Contacting the Thomas White Funds Family

An Important Phone Number

All Shareholder Services: 1-800-811-0535

Goals of the Funds

The investment objective of each of the American Enterprise, American Opportunities and International Funds is long-term capital growth.

Investment Strategies

For each of the Funds, Thomas White International, Ltd. (the "Advisor" or "TWI") buys equity securities of companies at less than its research indicates to be their true worth. This is intended to produce Fund portfolios with lower price-to-earnings and price-to-book ratios than comparable mutual funds. Such portfolio characteristics are typical of what are commonly referred to as "value" funds.

  Companies considered attractive typically will have the following characteristics:

  The market price of their equity is undervalued relative to earnings power, break-up value and inherent profitability.

  The companies are, or may soon be, exhibiting improved financial characteristics represented by rising cash flow, return on equity, operating margins and book value.

  The price of their equities may have recently underperformed the general market due to a low level of investor expectations regarding the earnings outlook.

  The companies should have the strength to operate successfully through adverse business conditions.

This approach seeks out equities where current investor enthusiasm is low.

Positions are normally sold when the investment community's perceptions improve and the securities approach fair valuation.

The Advisor adheres to a long-term investment approach, and it does not attempt to project short-term changes in the general market. Each Fund intends to invest in companies for holding periods greater than one year under normal market conditions, so the frequency of its purchases and sales generally should be below comparable mutual funds. Lower portfolio turnover helps to reduce trading costs and shareholders' taxes.

A high exposure to the equity market is normally maintained unless the Advisor is unable to find undervalued securities that meet its criteria. Using this investment management style, the Advisor seeks superior long-term performance, below average return volatility and portfolio resilience in difficult market environments.

American Enterprise Fund

The American Enterprise Fund primarily invests in equity securities of U.S. companies. The Fund is designed to benefit from the future economic growth of the U.S. economy.

The American Enterprise Fund may take advantage of opportunities that exist anywhere in the U.S. equity market without regard to the market capitilization of the issuer, although it anticpates investing primarily in larger companies. It may invest a portion of its assets in non-U.S. equity securities. The Advisor may use American Depositary Receipts ("ADRs"), which are depositary receipts, typically issued by a U.S. bank or trust company, that allow indirect ownership of securities issued by foreign corporations.

The Advisor's research unit, the Global Capital Institute, looks for undervalued securities in every U.S. industry.

American Opportunities Fund

The American Opportunities Fund primarily invests in equity securities of mid and small-size U.S. companies. The Advisor will select most of the stocks from the 800 companies in the Russell Midcap Index. These stocks range in market capitilization from roughly $1 billion to $11 billion dollars. The Advisor currently researches over 2,300 issuers monthly and may purchase any of these stocks for the American Opportunities Fund.

Equity securities of mid and small-size companies tend to have greater price fluctuation than larger, established companies. The Advisor will attempt to manage this risk by normally owning companies that represent a broad range of industries. The Fund will compare itself to, and attempt to outperform, the Russell Midcap Value Index and the Russell Midcap Index. These unmanaged indices represent up to 800 companies that have a market capitilization of $1.3 billion to $10.8 billion.

While the Advisor will primarily invest the assets of the American Opportunities Fund in U.S. companies, the Fund can invest a portion of its assets in non-U.S. equity securities.

International Fund

The International Fund primarily invests in equity securities of companies located in the world's developed countries outside of the U.S. Under normal market conditions, the Fund will invest in companies located in at least 10 countries outside the U.S., and will invest less than 10% of its assets in U.S. companies. Generally, equity investments will represent a diversified portfolio of predominantly larger companies. There may also be a portion of the International Fund's assets in companies from emerging market countries.

The International Fund is designed to benefit from future growth in developed and emerging market countries. The Advisor produces monthly valuation research that covers forty-eight countries. It believes that the world now offers excellent opportunities for growth and diversification. The Fund is designed to complement domestic equity funds, like the American Enterprise and American Opportunities Funds.   Each Fund has the flexibility to engage in other investment techniques, different from the principal strategies mentioned here.

What You Should Know About Risk

Those Who Should Invest in the Funds

The Funds are designed to be appropriate for prudent investors who are seeking the long-term performance advantage of equities and who want growth of capital rather than current income. Under normal conditions the Funds will try to limit shareholders' taxes through relatively low portfolio turnover.

Individuals should consider improving the risk-return profile of their U.S. mutual funds by having exposure to foreign investing. The International Fund is designed for this purpose.

The Advisor discourages potential shareholders who are aggressive, short-term investors from investing in the Funds. As is described under "Fees and Expenses" and, in more detail under "How to Sell Shares", a 2% redemption fee is imposed on the sale of Fund shares held less than sixty days. This is imposed in an attempt to limit transaction costs and the disruption of the Funds' investment strategies caused by investors such as those described above.

Equities

The Funds will generally be fully-invested in equity securities, including common and preferred stocks. Common stocks represent an equity (ownership) interest in a corporation, while preferred stocks generally pay a higher dividend but do not represent ownership.

Each Fund is subject to market risk, which is the risk that the value of a security may move up and down, sometimes rapidly and unpredictably, in response to economic or other conditions. In addition, changes in interest rates affect the value of portfolio securities held by the Funds and the operations of the issuers of the Funds' portfolio securities.

Investing in mid- and small-cap companies can involve more risk than investing in larger companies. Normally, these companies have more limited markets or product lines, and often more limited trading in their stocks. This can cause the prices of equity securities of these companies to be more volatile than those of large cap issuers, or to decline more significantly during market downturns than the market as a whole. The International and American Opportunities Funds are more likely than the American Enterprise Fund to be affected by the risks of investing in small capitilization companies.

History shows that over long periods, equities have outperformed bonds, cash equivalents and inflation. Nevertheless, in the short term, equity performance may be volatile and unpredictable, and may produce greater negative returns than other asset classes.

Foreign Securities

Holding equity securities of foreign companies can entail taking more risk than owning the securities of domestic companies. Equity securities of foreign companies may be subject to additional risks such as changes in currency exchange rates, political instability and inadequate or unreliable information about the companies. These risks may be particularly acute with respect to investments in emerging markets.

While all of the Funds may invest in foreign securities, the International Fund can be expected to be particularly subject to the risks posed by foreign investing.

These risks and others are more fully discussed in the Statement of Additional Information ("SAI").

General Risks

Shareholders should understand that all investments involve risk. There can be no guarantee against loss resulting from an investment in the Funds, nor can there be any assurance that a Fund's investment objective will be attained.

The value of a Fund's investments and, therefore, investment performance will vary from day to day. When you sell your shares, they may be worth more or less than the price you paid for them, and you could lose money.

TWI recognizes the above risks and attempts in its management of the Funds to moderate them. It believes that a professionally structured and carefully monitored portfolio can reduce the risks associated with less diversified equity portfolios.

The Advisor attempts to configure the Funds' portfolios to moderate the natural volatility of equities by focusing each Fund's investments in equities that in theory are underpriced. However, its success in doing so cannot be assured. Such securities may never reach what the Advisor believes to be their full value, or may even go down in price. In addition, this approach may produce returns below aggressive equity funds, given the Advisor's efforts to limit risk.

Under adverse market conditions, the Funds could invest some or all of their assets in money market securities and similar investments. Although the Funds would do this only in seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

How the Funds Have Performed

The bar charts below and the tables to the right represent the International, American Enterprise and American Opportunities Funds' annual returns as of December 31, 2002 and long-term performance.

The bar charts demonstrate that returns will fluctuate from year-to-year. The Funds can experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the graphs. The returns include reinvestment of all dividends and distributions.

The average annual total return tables compare the Funds' performance to that of comparative indices. All of the indices listed are recognized unmanaged indices of U.S. and global stock market performance. The International Fund is compared to both global (includes U.S. securities) and international indices. This is due to its May 1, 1999 change in investment focus from a global array of issuers to companies located outside of the U.S.

As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

For any fund, you should evaluate total return in light of the Fund's particular investment objective and policies, and then compare it to its peers and a suitable index.

The Funds have return patterns intended to appeal to the prudent investor who has moderate risk tolerance and a long-term (over five years) investment outlook.

Thomas White International Fund

Total Return for Calendar Year

1995       19.03%

1996       16.50%

1997       11.70%

1998       16.54%

1999       26.31%

2000     -14.65%

2001      -16.75%

2002     -11.36%

Best Quarter

Qtr. 4 '99:  20.62%

Worst Quarter

Qtr. 3 '02: - 17.61%

Thomas White American Enterprise Fund

Total Return for Calendar Year

1999       9.91%

2000     -5.21%

2001     -6.11%

2002     -19.04%

Best Quarter

Qtr. 2 '99: 11.64%

Worst Quarter

Qtr. 3 '02: -16.14%

Thomas White American Opportunities Fund

Total Return for Calendar Year

2000       5.24%

2001       6.12%

2002     -9.89%

Best Quarter

Qtr. 4 `01: 13.88%

Worst Quarter

Qtr. 3 `02: -14.30%

Average Annual Total Returns as of December 31, 2002

	1 Year	5 Years	Since Inception

International Fund (inception6/28/94)
Return Before Taxes	(11.36)%	(1.50)%	4.43%
Return After Taxes on Distributions	(11.63)%	(2.82)%	2.80%
Return After Taxes on Distributions and Sale of Fund Shares	(6.98)%	(1.00)%	3.41%
MSCI All Country Free Ex-US World Index[1]	(14.67)%	(2.66)%	0.42%
MSCI All Country Free World Index[1]	(18.98)%	(1.94)%	4.34%

American Enterprise Fund (inception 11/1/98)
Return Before Taxes	(19.04)%	N/A	(2.78)%
Return After Taxes on Distributions	(19.22)%	N/A	(2.93)%
Return After Taxes on Distributions and Sale of Fund Shares	(11.62)%	N/A	(2.22)%
Russell 1000 Value Index[2]	(15.52)%	N/A	(0.20)%
S&P 500 Index2	(22.10)%	N/A	(3.89)%

American Opportunities Fund (inception 3/4/99)
Return Before Taxes	(9.89)%	N/A	3.03%
Return After Taxes on Distributions	(9.97)%	N/A	2.57%
Return After Taxes on Distributions and Sale of Fund Shares	(6.05)%	N/A	2.38%
Russell Midcap Value Index[3]	(9.64)%	N/A	3.75%
Russell Midcap Index[3]	(16.19)%	N/A	1.33%

Total return information reflects expense reimbursements, in the absence of which total returns would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

----------------------------
1The MSCI All Country Free World Index is a compilation of the investable market indices for 51 countries, which include developed and emerging markets. The MSCI All Country Free World Ex-US Index represents the same countries, but excludes the U.S. Both indices are unmanaged and assume the reinvestment of dividends. The Index figures do not reflect any deduction for fees, expenses or taxes.

2The Russell 1000 Value Index measures the performance of those Russell 1000 companies (the 1,000 largest US companies by market capitalization) with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is widely regarded as the standard for measuring large-cap US stock market performance. It is a market-weighted index that includes a representative sample of 500 leading companies in leading industries. Both indices are unmanaged and assume the reinvestment of dividends. The Index figures do not reflect any deduction for fees, expenses or taxes.

3The Russell Midcap Value Index measures the performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Both indices are unmanaged and assume the reinvestment of dividends. The Index figures do not reflect any deduction for fees, expenses or taxes.

Fees and Expenses

Annual fund operating expenses are charges paid when shareholders buy and hold shares of a Fund. A Fund's expenses are subtracted daily and are therefore factored into the share price as reported; expenses are not charged directly to shareholder accounts.

The Funds are 100% no-load, so there are no sales charges or loads of any kind, but they do impose a 2% redemption fee, payable to the Funds, on shares purchased and held less than 60 days. This is intended to benefit long-term shareholders of the Funds, as short-term trading in the Funds increases transaction costs and can have a negative impact on the Funds' performance.

Shareholder Fees
(paid directly from an investment)

Redemption Fee* (as a percentage of amount redeemed, if applicable)
American Enterprise Fund	2%
American Opportunities Fund	2%
International Fund	2%

*On shares purchased and held for less than 60 days (details under "Redemption Fee" in "How to Sell Shares").

Annual Fund Operating Expenses
(deducted from Fund assets)

	Management Fees	Other Expenses	Total Fund Operating Expenses	Less Reimbursement*	Net Operating Expenses
American Enterprise Fund	1.00%	0.55%	1.55%	0.20%	1.35%
American Opportunities Fund	1.00%	0.53%	1.53%	0.18%	1.35%
International Fund	1.00%	0.74%	1.74%	0.24%	1.50%

*The Advisor has contractually agreed to reimburse each of the American Enterprise and the American Opportunities Funds to the extent that the Fund's total operating expenses exceed 1.35% of the Fund's average daily net assets during the current fiscal year. The Advisor has contractually agreed to reimburse the International Fund for its current fiscal year to the extent that the Fund's total operating expenses exceed 1.50% of the Fund's average daily net assets.

Cost Comparison Examples

Assume that a Fund's annual return is 5%, and that its operating expenses are exactly as shown. Use of this assumed 5% return is required by the Securities and Exchange Commission ("SEC"); it is not an illustration of past or future investment results. For every $10,000 invested, here's how much a shareholder would pay in total expenses if the account was closed after the number of years indicated.

	1 Year	3 Years	5 Years	10 Years
American Enterprise Fund	$137	$470	$826	$1,829
American Opportunities Fund	137	466	817	1,808
International Fund	153	525	921	2,032

These examples illustrate the effect of expenses and are intended to help you compare the costs of investing in the Funds with the costs of investing in other mutual funds. The examples are not meant to suggest actual or expected costs or returns, all of which may vary.

The Advisor

The Funds are managed by Thomas White International, Ltd., 440 S. LaSalle Street, Suite 3900, Chicago, Illinois 60605. TWI chooses each Fund's investments and handles its affairs, under the direction of the Board of Trustees. TWI provides the Funds with investment research, advice, supervision and certain overhead items and facilities. In choosing brokers to execute portfolio transactions for the Funds, TWI may take into account a broker's sales of Fund shares.

TWI provides investment management and advisory services to both a domestic and international client base, including trusts, endowments, corporations, employee benefit plans, Taft-Hartley plans and individuals.

Thomas S. White, Jr., has been the portfolio manager of the Funds since their inceptions and has been managing investments for more than thirty-six years. He is the Chairman of TWI, which he founded in 1992. Before that he was a Managing Director of Morgan Stanley Asset Management and Chief Investment Officer of its Chicago Group, which he began in 1982. Further information concerning TWI is included under the heading "Investment Management and Other Services" in the SAI.

The Global Capital Institute is TWI's fully-owned research division. Its analysts provide the company valuations that Mr. White uses to select stocks in the Funds' portfolios. The Institute produces monthly equity valuation publications for research clients who are asset management organizations located around the world.

Each Fund pays a management fee, equal to 1.00% of the Fund's average daily net assets, prior to any waiver or reimbursement on an annual basis, to TWI for managing its investments and business affairs. During the past fiscal year, the Funds paid management fees, after expense reimbursement at the following effective rates:  International Fund -0.76%, American Enterprise Fund - 0.79% and American Opportunities Fund - 0.81%.

TWI feels that it is important for shareholders to thoroughly understand and grow comfortable with its investment approach. The Funds' shareholder communications are written with this goal in mind.

The American Enterprise and American Opportunities Funds are designed to benefit from the Advisor's ability to discover attractive investment opportunities in each of the major industries within the United States.

The United States has the largest and most diversified economy in the world. Its stock market ranks number one by dollar value and number of common stocks.

The Advisor's research unit, the Global Capital Institute, has produced investment valuations of U.S. companies within the following industries.

Advertising	Entertainment	Newspaper
Aerospace	Financial Services	Office Equipment
Air Transport	Food Processing	Oilfield Services
Aluminum	Forest & Paper	Packaging & Containers
Apparel/Textile	Foreign	Petroleum (Integrated)
Auto & Truck	Grocery	Petroleum (Producing)
Auto Parts	Home Furnishings	Pharmaceuticals
Banks: National	Home Appliances	Precision Instrument
Banks: Regional	Homebuilding	Publishing
Beverages	Hotels	Railroads
Broadcasting	Household Products	Recreation
Building Materials	Industrial Services	Restaurants
Cable TV	Insurance	Retail
Cement & Aggregates	Internet	Securities Brokerage
Chemicals	Investment Advisors	Semiconductors
Cosmetics	Machinery	Steel
Computers & Peripherals	Maritime	Telecom Equipment
Computer Software	Medical Services	Telecom Services
Drugstores	Medical Supplies	Tire & Rubber
Electrical Equipment	Metal Fabricating	Tobacco
Electric Utilities	Metals & Mining	Trucking
Electronics	Natural Gas	Water Utilities

The American Enterprise and American Opportunities Funds seek superior long-term returns while attempting to limit investment risks. They employ a valuation-oriented stock selection strategy and broad portfolio diversification. History shows that careful industry, asset class and company diversification can lower portfolio volatility and reduce risk during difficult market environments.

The International Fund is designed to take advantage of
the positive changes occurring in the world today.

These forty-eight countries contain over 3,600 companies that are valued by the Advisor's analysts. International Fund shareholders are currently partial owners of many of these companies through their ownership of Fund shares. International Fund shareholders are at the very epicenter of what is driving change in today's world: An unprecedented explosion of highly beneficial global capitalism.

DEVELOPED MARKETS	EMERGING MARKETS

EUROPE	GREATER EUROPE
Austria	Czech Republic
Belgium	Hungary
Denmark	Russia
Finland	Poland
France	Turkey
Greece	MIDDLE EAST
Germany	Israel
Ireland
Italy	AFRICA
Netherlands	Egypt South Africa
Norway	Morocco
Portugal	LATIN AMERICA
Spain	Argentina Mexico
Sweden	Brazil Peru
Switzerland	Chile Venezuela
United Kingdom	Columbia

NORTH AMERICA	INDIAN
Canada	SUBCONTINENT
United States	India
Pakistan
PACIFIC
Australia
Hong Kong	FAR EAST
Japan	China Philippines
New Zealand	Indonesia Taiwan
Singapore	Korea Thailand
Malaysia

The goal of the International Fund is to have a diversified portfolio of U.S. and foreign equity securities representing a broad mix of industries and countries. By combining broad diversification with its proprietary research, TWI seeks superior long-term returns and volatility that is lower than most comparable mutual funds.

Financial Information

These tables summarize the Funds' financial histories and performance. "Total Return" shows how much your investment in a Fund would have increased (or decreased) during each period, assuming you held your shares for the entire period and had reinvested all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP for the fiscal years ended October 31, 2002, 2001, 2000 and 1999, and by other auditors for the fiscal years before October 31, 1999. This information, along with the Funds' financial statements, is included in the Funds' most recent shareholder report, which is available upon request.

Thomas White International Fund TWWDX

For a Share Outstanding Throughout the Period	Year Ended October 31:
	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$9.27	$11.76	$13.30	$13.58	$13.23
Income From Investment Operations:
Net Investment Income	0.08	0.06	(0.01)	0.07	0.15
Net Realized and Unrealized Gains (Loss)	(0.66)	(2.49)	(0.05)	2.32	0.93
Total From Investment Operations	(0.58)	(2.43)	(0.06)	2.39	1.08
Less Distributions:
From Net Investment Income	(0.07)	(0.06)	(0.07)	(0.13)	(0.19)
From Net Realized Gains			(1.41)	(2.54)	(0.54)
Total Distributions	(0.07)	(0.06)	(1.48)	(2.67)	(0.73)
Change in Net Asset Value for the Period	(0.65)	(2.49)	(1.54)	(0.28)	0.35
Net Asset Value, End of Period	$8.62	$9.27	$11.76	$13.30	$13.58
Total Return	(6.28)%	(20.63)%	(1.26)%	18.78%	8.64%

Ratios/Supplemental Data
Net Assets, End of Period (in thousands)	$25,588	$27,656	$34,104	$41,665	$57,464
Ratio to Average Net Assets:
Expenses (net of reimbursement)	1.50%+	1.50%+	1.50%+	1.44%	1.42%
Net Investment Income (Loss) net of reimbursement	0.81%+	0.51%+	(0.04)%+	0.46%	1.13%
Portfolio Turnover Rate	50.00%	35.38%	38.37%	67.48%	51.41%

+In the absence of the expense reimbursement for the International Fund, the ratio of expenses to average net assets would have been 1.74% and the ratio of net investment income to average net assets would have been 0.57% for the year ended October 31, 2002. In the absence of the expense reimbursement for the International Fund, the ratio of expenses to average net assets would have been 1.66% and the ratio of net investment income to average net assets would have been 0.35% for the year ended October 31, 2001. In the absence of the expense reimbursement, the ratio of expenses to average net assets for the International Fund would have been 1.52% and the ratio of net investment income to average net assets for the International Fund would have been (0.06)% for the year ended October 31, 2000.

Thomas White American Enterprise Fund TWAGX

For a Share Outstanding Throughout the Period	Year Ended October 31:
	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$10.13	$11.66	$12.07	$10.00
Income From Investment Operations:
Net Investment Income	0.05	0.05	0.05	0.01
Net Realized and Unrealized Gains (Loss)	(1.40)	(1.53)	(0.40)	2.06
Total From Investment Operations	(1.35)	(1.48)	(0.35)	2.07
Less Distributions:
From Net Investment Income	(0.05)	(0.04)	(0.06)	-------
From Net Realized Gains	-------	-------	-------	-------
Tax return of capital	-------	(0.01)	-------	-------
Total Distributions	(0.05)	(0.05)	(0.06)	-------
Change in Net Asset Value for the Period	(1.40)	(1.53)	(0.41)	2.07
Net Asset Value, End of Period	$8.73	$10.13	$11.66	$12.07
Total Return	(13.33)%	(12.66)%	(2.90)%	20.70%

Ratios/Supplemental Data
Net Assets, End of Period (in thousands)	$12,316	$14,572	$16,653	$22,114
Ratio to Average Net Assets:
Expenses (net of reimbursement)	1.34%+	1.35%+	1.35%+	1.35%+
Net Investment Income (net of reimbursement)	0.49%+	0.42%+	0.28%+	0.23%+
Portfolio Turnover Rate	69.32%	87.34%	67.28%	4.58%

+ In the absence of the expense reimbursement, the ratio of expenses to average net assets for the American Enterprise Fund would have been 1.55% and the ratio of net investment income to average net assets would have been 0.28% for the year ended October 31, 2002. In the absence of the expense reimbursement, the ratio of expenses to average net assets for the American Enterprise Fund would have been 1.47% and the ratio of net investment income to average net assets would have been 0.31% for the year ended October 31, 2001. In the absence of the expense reimbursement, the ratio of expenses to average net assets for the American Enterprise Fund would have been 1.39% and the ratio of net investment income to average net assets would have been 0.25% for the year ended October 31, 2000. In the absence of the expense reimbursement, the ratio of expenses to average net assets for the American Enterprise Fund would have been 1.58% and the ratio of net investment income to average net assets would have been 0.00% for the year ended October 31, 1999.

Thomas White American Opportunities Fund TWAOX

For a Share Outstanding Throughout the Period	Year Ended October 31:			March 4, 1999 (inception)
	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$10.67	$10.95	$10.73	$10.00
Income From Investment Operations:
Net Investment Income	0.02	0.03	0.04	0.02
Net Realized and Unrealized Gains (Loss)	(0.13)	(0.27)	0.72	0.71
Total From Investment Operations	(0.11)	(0.24)	0.76	0.73
Less Distributions:
From Net Investment Income	(0.02)	(0.04)	(0.04)	-------
From Net Realized Gains	------[1]	------[1]	(0.50)	-------
Tax return of capital	-------	-------	-------	-------
Total Distributions	(0.02)	(0.04)	(0.54)	-------
Change in Net Asset Value for the Period	(0.13)	(0.28)	0.22	0.73
Net Asset Value, End of Period	$10.54	$10.67	$10.95	$10.73
Total Return	(1.01)%	(2.20)%	7.25%	7.30%**

Ratios/Supplemental Data
Net Assets, End of Period (in thousands)	$11,303	$10,789	$10,386	$9,931
Ratio to Average Net Assets:
Expenses (net of reimbursement)	1.34%+	1.35%+	1.35%+	1.35%+*
Net Investment Income (net of reimbursement)	0.17%+	0.31%+	0.22%+	0.22%+*
Portfolio Turnover Rate	37.50%	83.34%	62.14%	3.53%**

* Annualized ** Not Annualized

1 Less than $0.01 per share.

+ In the absence of the expense reimbursement for the American Opportunities Fund, the ratio of expenses to average net assets would have been 1.53% , and the ratio of net investment income to average net assets would have been (0.01)% for the year ended October 31, 2002. In the absence of the expense reimbursement for the American Opportunities Fund, the ratio of expenses to average net assets would have been 1.54% , and the ratio of net investment income to average net assets would have been 0.13% for the year ended October 31, 2001. In the absence of the expense reimbursement for the American Opportunities Fund, the ratio of expenses to average net assets would have been 1.47% , and the ratio of net investment income to average net assets would have been 0.11% for the year ended October 31, 2000. In the absence of the expense reimbursement for the American Opportunities Fund, the ratio of expenses to average net assets would have been 1.70% , and the ratio of net investment income to average net assets would have been (0.13)% for the year ended October 31, 1999.

Dividends, Distributions and Taxes

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

The Funds distribute all or substantially all of their net income and realized gains to shareholders each year. Normally, dividends and capital gains are distributed in October. If a Fund declares a dividend in October, November or December but pays it in January you may be taxed on the dividend as if you received it in the previous year.

Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. In addition to federal tax, distributions may be subject to state and local taxes.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them. If you exchange shares, you may be treated as if you sold them.

Whenever you sell shares of the Fund, we will send you a confirmation statement showing how many shares you sold and at what price. It is up to you or your tax preparer to determine whether any given sale resulted in a capital gain or loss, and if so, the amount of tax to be paid.

Be sure to keep regular account statements; the information they contain will be essential in calculating the amount of your dividends and capital gains.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Every January, the Funds will send you and the IRS a statement, called a Form 1099, to assist you with your tax preparation.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. If you later want to change your distribution options, call us at 1-800-811-0535.

The Funds offer four options:

  Your income dividends and capital gains distributions will be automatically reinvested in additional shares of the relevant Fund. If you do not indicate a choice on your application, you will be assigned this option.

  You will be sent a check for each income dividend and capital gains distribution.

  Your capital gains distributions will be automatically reinvested, but you will be sent a check for each income dividend.

  Your income dividends will be automatically reinvested, but you will be sent a check for each capital gains distribution.

For IRA accounts, all distributions will be automatically reinvested because payment of distributions in cash to you would be a taxable distribution from your IRA, and might be subject to tax penalties.

__________________________

Understanding Distributions:

As a Fund shareholder, you are entitled to your share of your Fund's net income and any net gains realized on investments.

Your share of a Fund's income from dividends and interest, and any net realized short-term capital gains, are paid to you as dividends, which are taxed at the same rate as ordinary income.

Generally, each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term gains are paid to you as capital gains distributions. Currently, long-term capital gains result from sales of securities held for greater than one year and are taxed at a rate of 20%.

Distributions are subject to these capital gains rates regardless of how long you have held your shares.

__________________________

__________________________

Understanding Portfolio Turnover

Before investing in a mutual fund, investors should consider its portfolio turnover rate. The portfolio turnover rate is an indication of how long the manager holds securities in the portfolio.

For example, if the portfolio turnover rate is 100%, then the average holding period is one year. If the portfolio turnover rate is 50%, then the average holding period would be two years.

Funds with low portfolio turnover rates have lower brokerage and other transaction costs, and the tax rates attached to the capital gains they generate may be lower. The International Fund had a 50% portfolio turnover rate for its fiscal year ended October 31, 2002. The turnover rate for the American Enterprise and American Opportunities Funds was approximately 69% and 38%, respectively.

__________________________

Your Account

How to Buy Shares

The Funds are no-load and therefore have no sales charges of any kind. The purchase price is a Fund's net asset value per share (NAV), which is calculated as of the close of trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) every day the NYSE is open. Shares may not be purchased on days the exchange is closed. Because some foreign exchanges are open on days when the NYSE is closed, the NAV of a Fund, and particularly the International Fund, may change on a day when you cannot buy or sell shares of the Fund. Options for purchasing shares of the Funds are listed on the table on pages 20-22.

The NAV of a Fund is generally determined on the basis of the market price of its assets, minus its liabilities. A Fund's investment in a security listed or traded on a recognized stock exchange or NASDAQ is valued at its last sale price on the principal exchange on which the security is traded. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded (if earlier than 4:00 p.m. Eastern time). That value is then converted into the U.S. dollar equivalent using foreign exchange rates in effect at 2:00 p.m. Eastern time that day. The exception to this policy is Canadian and Latin American securities, which generally are converted into their U.S. dollar equivalent at 4:00 p.m. Eastern time.

Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith under guidelines established by the Board of Trustees.

An order will be priced at the next NAV calculated after it is received and accepted by the Funds. All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks. Accounts may not be opened with a third party check. The Funds do not accept cash or credit cards. If payment for an order does not clear, the purchase will be canceled and the shareholder will be liable for any losses or fees the Funds or their Transfer Agent incur.

Minimum Investments

	Initial	Additional
Regular Account	$2,500	$100
Automatic Invest	$1,000	$100
Traditional IRA	$1,000	$100
Roth IRA	$1,000	$100
Coverdell IRA	$1,000	$100

Shares of the Funds may be purchased or sold through certain fund supermarkets, broker-dealers or financial institutions ("Intermediaries"). Intermediaries may use procedures and impose fees or restrictions in addition to or different from those applicable to shareholders who invest directly in the Funds. Intermediaries may also designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. Purchase and redemption orders placed through these Intermediaries will be deemed to have been received and accepted by the Fund when the Intermediary accepts the order. The Advisor may, out of its own resources and at no additional costs to the Funds or shareholders, pay Intermediaries for providing services to the Funds or to shareholders.

The Following Account Types can be Opened
Using the Enclosed Application.

Individual or Joint Ownership - For your general investment needs

Individual accounts are owned by one person. Joint accounts can have two or more owners.

Gift or Transfer to a Minor (UGMA, UTMA) - To invest for a minor's education or other future needs

These custodial accounts provide ways to give money to a minor. The account application must include the minor's social security number.

Trust or Established Employee Benefit or Profit-Sharing Plan - For money being invested by a trust, employee benefit plan, or profit-sharing plan

The trust or plan must be established before an account can be opened.

Corporation or Other Entity - For investment needs of corporations, associations, partnerships, institutions, or other groups

You will need to send a certified corporate resolution with your application.

To Establish One of the Following Retirement Accounts
Please Call 1-800-811-0535
For Complete IRA Information.

  Traditional IRA: An individual retirement account. Contributions may or may not be tax deductible depending on a shareholder's circumstances. Assets can grow tax-free. When distributions are received they are taxable as income.

  Roth IRA: An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified expenses.

  Coverdell Education Savings Account: An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified education expenses for a beneficiary.

  Simplified Employee Pension Plans (SEP-IRAs): An IRA that allows small business owners or those with self-employment income to make tax-deductible contributions of up to $30,000 per year for themselves and any eligible employees.

  Savings Incentive Match Plan for Employees (SIMPLE): Firms with 100 or fewer employees who do not have a retirement plan can establish a SIMPLE Plan. Employees can establish a SIMPLE plan in the form of either an IRA or a 401(k) plan. Employers using IRAs must either match the first 3% of pay each employee defers under the plan, or alternatively, make a non-elective contribution of 2% of pay for each eligible employee.

How to Buy Shares of the Fund

Mail

To open an account:

  Complete and sign the application. Make your check(s) payable to the Fund(s) in which you wish to invest. Mail to the address on the application, or for overnight delivery:

Thomas White Funds Family
Shareholder Services Center
615 East Michigan Street
3rd Floor
Milwaukee, WI 53202

To add to an account:

  Make your check(s) payable to the Fund(s) in which you have an account and include the stub from one of your statements with a letter containing your name and account number. Remember to always put your account number on your check. Mail to the address on your statement.

Phone 1-800-811-0535

To open an account:

  You may only open a new account by phone if you wire your investment to our Transfer Agent. See the section "Wire" below.

To add to an account:

  Purchase shares by telephone. Call first to verify that this service is in place on your account. (This service is not available for IRAs).

You must make your telephone purchases by 4:00 p.m. Eastern time.

Wire

To open an account:

  If you make your initial investment by wire you must fill out an application marked "follow-up" and mail it to our Transfer Agent. The application must be received before any of the purchased shares can be redeemed. Prior to wiring your investment to the Transfer Agent, call and establish an account to ensure the Transfer Agent correctly credits your account.

To add to an account:

  Wire to:

U.S. Bank, N.A.
ABA Number 0750-00022
Trust Funds, Acct Number
112-952-137
For further credit to:
(Fund Name)
(Investment account number)
(Name or account registration)

Automatic Investment Plan

To open an account:

  You may open a new account with a $1,000 minimum initial investment if you sign up for the Automatic Investment Plan. Fill out the Automatic Investment Plan section on the application for monthly or quarterly transfers from your bank account.

To add to an account:

  If you would like to add this service to your account, or if you already have this service, you can easily change the frequency or amount of your automatic investments over the phone by calling 1-800-811-0535.

Guidelines

  Your bank must be a member of Automatic Clearing House (ACH).

  If the transfer is from a checking account, this application must be accompanied by a voided check.

  If the transfer is from a savings account, this application must be accompanied by a savings account deposit slip.

  Application must be received, with initial investment, at least 15 business days prior to initial ACH transaction.

  If the automatic purchase cannot be made due to insufficient funds, a $25 fee will be assessed. Your Automatic Investment Plan will be terminated after two such occurrences.

  This plan will terminate upon redemption of all shares in your account.

  Altering the bank information of this Plan must be in writing and received by U.S. Bancorp Fund Services, LLC. Please allow five business days for the termination to become effective.

How to Sell Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received.

A Fund may hold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase made by check, by the Automatic Purchase Plan, or by the telephone purchase, which can take up to fifteen days.

To sell shares in a regular (non-IRA) account, you may use any of the methods described here. To sell shares in an IRA, your request must be made in writing. If you need an IRA Withdrawal Request form, call us at 1-800-811-0535.

Selling Shares in Writing

Please send a letter with:

  your name;

  your Fund account number;

  the dollar amount or number of shares to be redeemed; and

  any other applicable requirements listed in the table on the next page.

Mail your letter to:

Thomas White Funds Family
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Certain requests must include a signature guarantee, which is designed to protect shareholders and the Funds from fraud. You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or savings association. A notary public cannot provide a signature guarantee.

Your request must be made in writing and include a signature guarantee if any of the following situations applies:

  you wish to redeem more than $50,000 worth of shares;

  your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed);

  your address has changed within the last 30 days and you would like to redeem shares;

  the check is being mailed to an address different from the one on your account (record address);

  the check is being made payable to someone other than the account owner; or

  you are instructing us to wire the proceeds to a bank or brokerage account and have not signed up for the telephone redemption by wire.

Redemption Fee

The Funds, especially the International Fund, can experience substantial price fluctuation and are intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Funds' investment programs and create additional transaction cost that are borne by all shareholders. For these reasons, the Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days

Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund's long-term shareholders. Each Fund will use the "first-in, first-out" (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than two months, the fee will be charged.

The redemption fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains) or to shares held in retirement plans such as SIMPLE IRA and SEP-IRA accounts. The fee does apply to shares held in traditional and Roth IRA accounts and to shares purchased through Automatic Investment Plans.

The Funds understand that the majority of purchases of Fund shares may be for a long-term investment program, but due to unforeseen circumstances, shares must be sold within sixty days of purchase. In such cases, the Funds reserve the right to waive the redemption fee.

The following types of shareholders are exempt from the redemption fee: employees of the Advisor or members of their immediate families or employee benefit plans for them; certain pre-approved group investment plans and charitable organizations; profit-sharing trusts, corporations or other institutional investors who are investment advisory clients of the Advisor; and omnibus or similar account customers of certain pre-approved broker-dealers and other institutions.

How to Sell Shares of the Fund

Phone 1-800-811-0535

All accounts except IRAs	To verify that the telephone redemption plan is in place, call 1-800-811-0535. This may be selected on the application.

You must make your telephone redemptions by 4:00 p.m. Eastern time.

Mail

Individuals, Joint Owners, Sole Proprietorships, UGMA, UTMA	The letter of instruction must be signed by all persons required to sign for transactions (usually, all owners of the account), exactly as their names appear on the account.
IRAs	The account owner should complete an IRA Withdrawal Request form. Call 1-800-811-0535 to request one.
Trust
  The trustee must sign the letter indicating capacity as trustee. If the account registration does not include the trustee's name, provide a copy of the trust document certified within the last 30 days.

Business or Organization
  The person or persons authorized by corporate resolution to act on the account must sign, in that person's official capacity, the redemption request on the corporation's stationery.
  Include a corporate resolution certified within 30 days if the amount to be redeemed exceeds $50,000.

Executor, Administrator, Conservator, Guardian	Call 1-800-811-0535 for instructions.

Shareholder Services and Account Policies

Doing Business with the Funds

For customer service call 1-800-811-0535. The Funds provide customers with service Monday through Friday, except holidays, from 9:00 a.m. to 8:00 p.m. Eastern time.

Shareholders can also retrieve account information through the Funds' automated phone system by dialing the above toll-free number.

At the discretion of the Funds, investors may be permitted to purchase Fund shares by transferring securities to a Fund that are compatible with that Fund's investment objective and policies. See the SAI for further information.

Subject to limitations described in the SAI, each Fund reserves the right to redeem its shares in kind through payment of portfolio securities instead of cash.

The Funds may require additional information/documents to verify the identity of a customer. If the Funds do not have a reasonable belief of identity, the Funds reserve the right to reject an application to open an account, prohibit transactions in an existing account, or close an account after 30 days if appropriate identification information has not been received.

Investors who make excessive moves in and out of the Funds generate additional costs that fall upon all of a Fund's shareholders. To minimize such costs, the Funds reserve the right to reject any specific purchase order. Purchase orders may also be refused if, in the Advisor's opinion, they are of a size that would disrupt the management of a Fund. There is also a 2% redemption fee on Fund shares held for less than sixty days.

Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

If the value of an account falls below $1,000 due to redemptions or exchanges, a notice of liquidation will be sent to the investor's address of record. The Funds reserve the right to close that account and send the proceeds to the shareholder unless sufficient additional shares are purchased.

If checks representing redemption proceeds or dividend and capital gains distributions are returned "undeliverable" or remain uncashed for six months, the checks shall be canceled and the proceeds will be reinvested in the appropriate Fund at the per share NAV on the date of cancellation. In addition, after such six-month period, the cash election will automatically be changed and future dividends and distributions will be reinvested at the per share NAV determined on the date of payment of such distributions.

If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Address Changes

An address may be changed by calling 1-800-811-0535. The Funds will send a written confirmation of the change to both the old and new addresses. No telephone redemptions may be made for 30 days after a change of address by phone. During those 30 days, a signature guarantee will be required for any written redemption request unless the change of address was made in writing with a signature guarantee.

Telephone Transactions

(For your protection, all transactions are completed over a recorded line.) Many transactions may be initiated by telephone:

  Change of address;

  Request duplicate statements to be sent to someone designated by the shareholder;

  Request a current account statement;

  Purchase shares (option must be pre-established);

  Redeem shares (option must be pre-established, not available for IRA accounts);

  Change the frequency or amount, or discontinue the Automatic Investment Plan on your account(s);

  Discontinue the telephone redemption privilege for an account;

  Change distribution option (does not apply to IRA accounts);

  Redeem shares, with a check sent to the address of record (does not apply to IRA accounts, and address of record must not have changed in the last 30 days);

  Exchange money from an individual account to an existing IRA account with an identical registration; and

  Change the contribution year on an IRA account to the previous year up until April 15 of the current year.

The Funds will not be responsible for any losses resulting from unauthorized telephone transactions if they follow procedures reasonably designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information, and sending written confirmation of telephone transactions.

You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement. If you do not want to be able to initiate purchase or redemption transactions by telephone, you should decline these privileges on your account application or call the Funds for instructions at 1-800-811-0535.

If you are unable to reach the Funds by phone (for example during periods of unusual market activity), you should consider placing your order by mail.

Telephone Exchange Plan

The Funds' telephone exchange plan permits you to exchange your investment between one Fund and another, or between a Fund and the First American Prime Obligations Fund. The First American Prime Obligations Fund is a no-load fund managed by U.S. Bancorp Asset Management.

Before exchanging with the First American Prime Obligations Fund please call and request a prospectus.

You will be asked if you have read the prospectus, and an exchange cannot be accepted unless you indicate that you have done so.

The price at which shares are exchanged is determined by the time of day that we receive the request. To get today's price, call before 4:00 p.m. Eastern time.

Exchange Plan Restrictions

Exchanges will be limited to four round-trip exchanges per year (a round-trip is the exchange out of one fund into another fund, and then back into the original fund).

Shares of the fund being exchanged into must be available for sale in your state. The First American Prime Obligations Fund is available in all 50 states. The International Fund, the American Enterprise and the American Opportunities Funds have limited availability. You can call 1-800-811-0535 to verify the availability in your state.

You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

To establish a new account through an exchange, the exchange must be equal to the minimum initial deposit of $2,500. For exchanges between established accounts the minimum exchange value must be at least $1,000.

The exchange plan is not available for shares of a fund for which certificates have been issued.

Because excessive trading can hurt the Funds' performance and shareholders, the Funds reserve the right to temporarily or permanently terminate the exchange privilege of any investor who makes excessive use of the exchange plan.

The Funds also reserve the right to refuse exchange purchases by any person or group, if TWI believes that the purchase will be harmful to existing shareholders.

Please remember that exchanges between Funds in taxable/non-retirement accounts will have tax consequences.

The Funds reserve the right to terminate or modify the exchange plan at any time, but will try to give prior notice whenever they are able to reasonably do so.

Contacting the Thomas White Funds Family

Phone 1-800-811-0535

The following documents are available for free and provide further information on the Funds:

- Annual/Semi-Annual Reports to Shareholders

In the annual report, you will find a letter to shareholders from the Fund manager and a discussion of the events that impacted the Funds' performance during the period covered, as well as a list of the Funds' investments.

- Statement of Additional Information (SAI)

The SAI contains additional information about the Funds. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

You may obtain copies of these documents, or make inquiries about the Funds, by calling the telephone number above.

E-mail

Send your request to the Funds at info@thomaswhite.com. You may also obtain copies of Fund documents, after paying a duplicating fee, by sending a request to publicinfo@sec.gov .

On the Internet

Fund documents can be viewed online or downloaded from two Internet websites:

The Securities and Exchange Commission: http://www.sec.gov

Thomas White Funds Family: http://www.thomaswhite.com

By Mail

Thomas White Funds Family
440 South LaSalle Street,
Suite 3900
Chicago, IL 60605

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-942-8090 for more information) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102.

SEC file number: 811-8348
2003, Thomas White International, Ltd.

LORD ASSET MANAGEMENT TRUST

THIS STATEMENT OF ADDITIONAL INFORMATION DATED
MARCH 1, 2003 IS NOT A PROSPECTUS. IT SHOULD BE
READ IN CONJUNCTION WITH THE PROSPECTUS OF THE
THOMAS WHITE AMERICAN ENTERPRISE FUND,
THOMAS WHITE AMERICAN OPPORTUNITIES FUND,
and THOMAS WHITE INTERNATIONAL FUND
DATED MARCH 1, 2003
WHICH MAY BE OBTAINED
WITHOUT CHARGE UPON REQUEST TO
THE THOMAS WHITE FUNDS FAMILY
440 SOUTH LASALLE STREET, SUITE 3900
CHICAGO, ILLINOIS 60605-1028
TELEPHONE: 1-800-811-0535
TELECOPY: (312) 663-8323

This Statement of Additional Information incorporates by reference financial statements of the Funds from the Funds' most recent annual report to shareholders. You can obtain a copy of this report by calling 1-800-811-0535.

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY

INVESTMENT OBJECTIVES AND POLICIES

Investment Policies

Repurchase Agreements

Loans of Portfolio Securities

Temporary Investments and Cash Management

Debt Securities

Futures Contracts

Options on Securities, Indices and Futures

Foreign Currency Hedging Transactions

Depositary Receipts

Foreign Market Risks

Brady Bonds

Illiquid and Restricted Securities

Other Investment Companies

Borrowing

Investment Restrictions

Additional Restrictions

Risk Factors

MANAGEMENT OF THE TRUST

PRINCIPAL SHAREHOLDERS

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Management Agreement

Management Fees

The Advisor

Code of Ethics

Transfer Agent

Custodians

Legal Counsel

Independent Accountants

Reports to Shareholders

BROKERAGE ALLOCATION

Trading Policies

PURCHASE, REDEMPTION AND PRICING OF SHARES

TAX STATUS

Tax Status

DESCRIPTION OF SHARES

PERFORMANCE INFORMATION

FINANCIAL STATEMENTS

GENERAL INFORMATION AND HISTORY

The Thomas White American Enterprise Fund, Thomas White American Opportunities Fund and Thomas White International Fund are all diversified series of Lord Asset Management Trust (the "Trust"), an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust is a Delaware statutory trust organized on February 9, 1994. The three Funds are the Trust's only series of shares and are advised by Thomas White International, Ltd. (the "Advisor" or "TWI"), a registered investment adviser.

INVESTMENT OBJECTIVES AND POLICIES

Investment Policies. The investment objective and policies of the Funds are described in the Funds' Prospectus.

Repurchase Agreements. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. The repurchase price will reflect an agreed upon rate of interest not tied to the coupon rate of the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price plus accrued interest. The Advisor will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. However, if the seller should default on its obligation to repurchase the underlying security, the Funds may experience delay or difficulty in exercising their rights to realize upon the security and might incur a loss if the value of the security declines, as well as costs in liquidating the security. The Funds will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board of Trustees, i.e., banks or broker-dealers which have been determined by the Advisor to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction. Although the Funds may enter into repurchase agreements, they have no present intention of doing so.

Loans of Portfolio Securities. Each Fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets (including collateral received with respect to loans of portfolio securities). Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Funds retain all or a portion of the interest received on investment of the cash collateral or receive a fee from the borrower. The Funds may terminate the loans at any time and obtain the return of the securities loaned. The Funds will continue to receive any interest or dividends paid on the loaned securities and will continue to be able to exercise voting rights with respect to the securities. In the event that the borrower defaults on its obligations to return borrowed securities, because of insolvency or otherwise, a Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

Temporary Investments and Cash Management. The Funds may, because of adverse market conditions, decide to take a temporary defensive position. Each Fund may invest up to 100% of its total assets in the following instruments:

    Short-term (less than 12 months to maturity) and medium-term (not greater than 5 years to maturity) obligations issued or guaranteed by either the U.S. government or the governments of foreign countries or their agencies;
    Finance company and corporate commercial paper;
    Demand notes;
    Other short-term obligations;
    Obligations of banks (including certificates of deposit, time deposits and bankers' acceptances);
    Repurchase agreements with banks and broker-dealers with respect to the above listed securities; or
    Cash.

The Funds may also invest in such instruments for purposes of cash management.

Debt Securities. Bonds and other debt instruments are methods for an issuer to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates.

The Funds may invest in debt securities which are rated in any rating category by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Ratings Services ("S&P"), or which are not rated by Moody's or S&P. As an operating policy, which may be changed without shareholder approval, each Fund will not invest or hold more than 5% of its net assets in debt securities rated Baa or lower by Moody's or BBB or lower by S&P or, if unrated, are of equivalent investment quality as determined by the Advisor. Such securities are not considered to be "investment grade" and are sometimes referred to as "junk bonds." The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high risk, lower-quality debt securities would be consistent with the interests of a Fund and its shareholders. High risk, lower-quality debt securities are considered to be speculative with respect to the issuer's ability to pay interest and repay principal.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Funds' net asset values.

Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Funds' ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Funds' shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Funds to achieve their investment objectives may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Funds may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

The Funds may accrue and report interest on bonds structured as zero coupon bonds or pay-in-kind securities as income even though they receive no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, the Funds must distribute substantially all of their net income to shareholders (see "Tax Status"). Thus, the Funds may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash in order to satisfy the distribution requirement.

Futures Contracts. The Funds may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on any of these for hedging purposes only. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Funds may buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the index at the expiration of the contract.

When a Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, at the time a Fund purchases a futures contract, an amount of cash, or liquid securities equal to the market value of the contract will be deposited in a segregated account with the Fund's Custodian. When selling a futures contract, a Fund will maintain with its Custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract or, in the case of an index futures contract, owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

The risks involved in futures transactions include those relating to a Fund's ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. The Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. Use of futures for hedging may involve risks because of imperfect correlations between movements in the prices of the futures on the one hand and movements in the prices of the securities being hedged or of the underlying security, currency or index on the other. Successful use of futures by the Funds for hedging purposes also depends upon the Advisor's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

If the notional value of a Fund's non-hedge futures contracts exceeds 100% of the liquidation value of the Fund's portfolio, the Fund will not purchase or sell a futures contract unless immediately following such sale or purchase the aggregate amount of margin deposits on its existing futures position plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of the liquidation value of the Fund's portfolio. If the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fine hedging purposes exceeds 5% of the liquidation value of the Fund's portfolio the notional value of a Fund's non-hedge futures contract will not exceed 100% of the liquidation value of the Fund's portfolio. Futures transactions will be limited to the extent necessary to maintain the qualification of the Funds as regulated investment companies.

Options on Securities, Indices and Futures. The Funds may write (i.e., sell) covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on United States and foreign exchanges and in the over-the-counter markets.

An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Funds may write a call or put option only if the option is "covered." A call option on a security or futures contract written by a Fund is "covered" if the Fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolios. A call option on a security or futures contract is also covered if a Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by a Fund in cash or liquid securities in a segregated account with its custodian. A put option on a security or futures contract written by a Fund is "covered" if a Fund maintains cash or fixed income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

Each Fund will cover call options on securities indices that it writes by owning securities whose price changes, in the opinion of the Advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. Each Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

A Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which a Fund has written a call option falls or remains the same, that Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, that Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, a Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase a Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Funds may also purchase put options to hedge their investments against a decline in value. By purchasing a put option, the Funds will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Funds' investments does not decline as anticipated, or if the value of the option does not increase, their loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of the Funds' security holdings being hedged.

The Funds may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that they anticipate purchasing in the future. Similarly, the Funds may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Funds hold uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Funds will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund was unable to close out an option that it had purchased on a security or a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by a Fund, it would not be able to close out the option. If restrictions on exercise were imposed, that Fund might be unable to exercise an option it has purchased. Trading also may be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Except to the extent that a call option on a security or securities index written by a Fund is covered by an option on the same security or index purchased by that Fund, movements in the security or index may result in a loss to that Fund. However, such losses may be mitigated by changes in the value of that Fund's securities during the period the option was outstanding.

Although the Funds may be able to offset to some extent any adverse effects of being unable to liquidate an option position, they may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by each Fund, as well as the cover for options written by each Fund are considered not readily marketable and are subject to each Fund's limitation on investments in securities that are not readily marketable. See "Investment Objectives and Policies - Investment Restrictions."

Foreign Currency Hedging Transactions. In order to hedge against foreign currency exchange rate risks, the Funds may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Funds may also conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. Some price spread on currency exchange (to cover service charges) will be incurred when a Fund converts assets from one currency to another.

The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Funds from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, which is individually negotiated and privately traded by currency traders and their customers. A Fund generally will not enter into a forward contract with a term of greater than one year. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when a Fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." A Fund may cross-hedge with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Advisor may aggregate those positions as to the currency being hedged. Because in connection with each Fund's forward foreign currency transactions, an amount of its assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, each Fund will always have cash, cash equivalents or high quality debt securities available in an amount sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated assets will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Funds than if they had not engaged in such contracts.

A Fund has no limitation on the percentage of assets it may commit to forward contracts, subject to its stated investment objective and policies, as long as the amount of assets set aside to cover forward contracts would not impede portfolio management or the Fund's ability to meet redemption requests. Although forward contracts will be used primarily to protect the Funds from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

The Funds may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to its position, a Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges or over-the-counter.

The Funds may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Funds' portfolio securities or adversely affect the prices of securities that the Funds intend to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the Advisor to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Funds may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Depositary Receipts. American Depositary Receipts ("ADRs") are Depositary Receipts typically issued by a U.S. bank or trust company which allow indirect ownership of securities issued by foreign corporations. Receipts are generally composed of one or more shares of an underlying security. European Depositary Receipts and Global Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation.

Depositary Receipts may involve many of the risks of other investments in foreign securities. For purposes of the Funds' investment policies, the Funds' investments in Depositary Receipts (other than ADRs) will be deemed to be investments in the underlying securities.

Foreign Market Risks. Each Fund has the right to purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in foreign nations, particularly those with developing markets. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, which may affect the timing of the Funds' receipt of proceeds from its portfolio securities transactions. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; and (vi) the absence of a capital market structure or market-oriented economy. The risks also include the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries. For example, the communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Funds could lose a substantial portion of any investments they have made in the affected countries.

The Funds endeavor to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when the Funds change investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Even though certain foreign currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Funds' Shareholders. Also, some countries may adopt policies, which would prevent the Funds from transferring cash out of the country, or withhold portions of interest and dividends at the source.

The Funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Through the flexible policies of the Funds, the Advisor endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the investments of the Funds.

The exercise of these flexible policies may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, any losses resulting from the holding of the Funds' portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders.

Brady Bonds. The Funds may invest a portion of their assets in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated), and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative.

Illiquid and Restricted Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. A Fund may be unable to dispose of its holdings in illiquid securities at then current market prices and may have to dispose of such securities over extended periods of time.

Each Fund may also invest up to 10% of its total assets in securities that are subject to contractual or legal restrictions on subsequent transfer because they were sold (i) in private placement transactions between their issuers and their purchasers, or (ii) in transactions between qualified institutional buyers pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended. As a result of the absence of a public trading market, such restricted securities may be less liquid and more difficult to value than publicly traded securities. Although restricted securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by the Funds or less than their fair value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A securities held by the Funds are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expenses of registration. Investment in Rule 144A securities could have the effect of increasing the level of the Funds' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Rule 144A securities determined by the Board of Trustees to be liquid are not subject to the 15% limitation on investments in illiquid securities.

Other Investment Companies. To the extent permitted by applicable law, or any exemption from or interpretation thereof, each Fund may invest its assets in securities of other investment companies, or in pooled accounts or other investment vehicles. Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally-authorized investment companies. Investment in another investment company may involve the payment of a premium above the value of the issuer's portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Funds do not intend to invest in such circumstances unless, in the judgment of TWI, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time a Fund would continue to pay its own management fees and other expenses.

Borrowing. Each Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities. Borrowing is a form of leverage, which generally will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value. Borrowings will be subject to interest and other costs.

Investment Restrictions. Each Fund has imposed upon itself certain investment restrictions which, together with their investment objective, are fundamental policies except as otherwise indicated. No changes in a Fund's investment objective or these investment restrictions can be made without the approval of the Fund's shareholders. For this purpose, the provisions of the 1940 Act require the affirmative vote of the lesser of either (1) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of the outstanding shares of the Fund.

In accordance with these restrictions, a Fund will not:

    Invest in real estate or mortgages on real estate (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization); invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts as described in the Fund's prospectus).

    Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, as to 75% of the Fund's total assets (i) more than 5% of the Fund's total assets would then be invested in securities of any single issuer, or (ii) the Fund would then own more than 10% of the voting securities of any single issuer.

    Act as an underwriter; issue senior securities except as set forth in investment restrictions 5 and 6 below; or purchase on margin or sell short, except that the Fund may make margin payments in connection with futures, options and currency transactions.

    Loan money, except that the Fund may (i) purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (ii) enter into repurchase agreements and (iii) lend its portfolio securities.

    Borrow money, except that the Fund may borrow money from banks in an amount not exceeding one-third of the value of its total assets (including the amount borrowed).

    Mortgage, pledge or hypothecate its assets (except as may be necessary in connection with permitted borrowings); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, futures contracts and options on future contracts.

    Invest 25% or more of its total assets in a single industry. For purposes of this restriction, a foreign government is deemed to be an "industry" with respect to securities issued by it.

    Participate on a joint or a joint and several basis in any trading account in securities. (See "Brokerage Allocation - Trading Policies" as to transactions in the same securities for the Funds and/or other clients with the same adviser.)

    Invest in physical commodities.

If a Fund receives from an issuer of securities held by that Fund subscription rights to purchase securities of that issuer, and if that Fund exercises such subscription rights at a time when that Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in Investment Restrictions 2 or 7 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, that Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

Additional Restrictions. The Funds have adopted the following additional restrictions which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, each Fund may not:

    Purchase more than 10% of a company's outstanding voting securities.

    Invest more than 15% of the Fund's net assets in securities that are not readily marketable (including repurchase agreements maturing in more than seven days and over-the-counter options purchased by the Funds), including no more than 10% of their total assets in restricted securities. Rule 144A securities determined by the Board of Trustees to be liquid are not subject to the limitation on investment in illiquid securities.

Whenever any investment policy or investment restriction states a maximum percentage of a Fund's assets, which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of that Funds' acquisition of such security or property. Any change in the percentage of a Fund's assets committed to certain securities or investment techniques resulting from market fluctuations or other changes in the Fund's total assets may warrant corrective action by the Advisor, such as selling or closing out the investment in a manner intended to minimize market or tax consequences to the Fund. The values of the Funds' assets are calculated as described in its Prospectus.

MANAGEMENT OF THE TRUST

The Trust is governed by a Board of Trustees, who is responsible for protecting the interests of the shareholders of each Fund. The Trustees are experienced executives and professionals who normally meet each quarter to oversee the activities of the Trust and the Funds. A majority of Trustees are not otherwise affiliated with the Funds or TWI and are not considered to be "interested persons" of the Trust or TWI, as that term is defined in the 1940 Act ("Independent Trustees").

The name, principal occupation during the past five years and other information with respect to each of the Trustees and officers of the Trust are as follows:

Name, Address and Age	Position held with Funds	Term of Office+ and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees*
Thomas S. White, Jr. 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, Age: 59	Trustee, President	8 years	Chairman and President of Thomas White International, Ltd. (since June 1992).	3	None
Nicholas G. Manos* 53 W. Jackson Blvd. Suite 528 Chicago, IL 60604, Age: 77	Trustee	8 years	Attorney (of counsel) Gesas, Pilati & Gesas (since 1943).	3	None
Independent Trustees
Jill F. Almeida 1448 N. Lake Shore Dr. Chicago, IL 60610, Age: 51	Trustee	8 years	Retired; former Vice President, Security Pacific Bank.	3	None
Edward E. Mack III 55 East Jackson St. Chicago, IL 60604, Age: 57	Trustee	8 years	Chairman, Mack & Parker, Inc. (Insurance) (since June 1971).	3	None
Elizabeth Montgomery 1448 N. Lake Shore Dr. Chicago, IL 60610, Age: 59	Trustee	1 year	Retired; former President, Graham Group (management consulting).	3	None
John N. Venson 310 Meadowlake Ln. Lake Forest, IL 60045, Age: 53	Trustee	8 years	Doctor, American Board of Podiatric Surgery (since July 2000); Doctor, Scholl College of Podiatric Surgery (July 1994 - June 2000).	3	None
Officers of the Trust who are not Trustees
Douglas M. Jackman 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, Age: 36	Vice President and Secretary	6 years	Analyst and Senior Vice President of Thomas White International, Ltd. (since May 1995).	N/A	N/A
David M. Sullivan II 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, Age: 30	Treasurer	2 years	Treasurer of the Thomas White Funds (since 2000); Assistant Treasurer of the Thomas White Funds. (1998-2000)	N/A	N/A

___________

+ The Trustees serve indefinitely until their death, resignation or removal. The President, Treasurer and Secretary of the Trust each hold office until his or her successor is duly elected and qualified; all other officers hold office at the pleasure of the Trustees.
* Mr. White is, and Mr. Manos is treated as being, an "interested person" of the Trust as that term is defined in the 1940 Act. Mr. Manos is the father-in-law of Mr. White.

Board Committees

The Board has an Audit Committee and a Valuation Committee. The Audit Committee oversees the Trust's accounting and financial reporting policies and practices and oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof. The members of the Audit Committee include all of the Board's Independent Trustees, currently, Ms. Almeida, Mr. Mack, Ms. Montgomery, and Mr. Venson. During the fiscal year ended October 31, 2002, the Audit Committee held one telephonic meeting.

The purpose of the Valuation Committee, which is comprised of at least three Trustees at all times, one of whom must be an Independent Trustee, is to oversee the implementation of the Trust's valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. During the fiscal year ended October 31, 2002, the Valuation Committee held one meeting.

Ownership of Securities

As of December 31, 2002, the dollar range of equity securities owned beneficially by each Trustee in the Funds was as follows:

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustees
Thomas S. White, Jr.	International Fund - $10,001- $50,000 American Enterprise Fund - $10,001- $50,000 American Opportunities Fund - $10,001- $50,000	$50,001- $100,000
Nicholas G. Manos	International Fund - Over $100,001 American Enterprise Fund - Over $100,001 American Opportunities Fund - Over $100,001	Over $100,001
Independent Trustees
Jill F. Almeida	International Fund - $50,001- $100,000	$50,001- $100,000
Edward E. Mack III	$0	$0
Elizabeth Montgomery	$0	$0
John N. Venson	$0	$0

No Independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the Advisor or its affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with: (a) the Funds; (b) an officer of the Funds; (c) an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser as the Funds or having an investment adviser that directly or indirectly controls, is controlled by, or is under common control with the Advisor; (d) an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser as the Funds or having an investment adviser that directly or indirectly controls, is controlled by, or is under common control with the Advisor; (e) the Advisor, (f) an officer of the Advisor; (g) a person directly or indirectly controlling, controlled by, or under common control with the Advisor; or (h) an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor of the Funds.

Board Compensation

For the fiscal year ending October 31, 2003, the Trust will pay each Trustee who is not an "interested person" of the Trust, as that term is defined in the 1940 Act, an annual fee of $5,000. For the fiscal year ended October 31, 2002, the Trust paid the following compensation to all Trustees of the Trust:

	Aggregate Compensation	Pension or Retirement Benefits Accrued as Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation
Thomas S. White, Jr.	$0	$0	$0	$0
Jill F. Almeida	$5,000	$0	$0	$5,000
Nicholas G. Manos	$0	$0	$0	$0
Edward E. Mack, III	$5,000	$0	$0	$5,000
Elizabeth Montgomery	$2,500	$0	$0	$2,500
John N. Venson	$5,000	$0	$0	$5,000

PRINCIPAL SHAREHOLDERS

As of January 31, 2003, there were 2,976,120 Shares of the International Fund outstanding, of which 150,982 Shares (5.07%) were owned beneficially, directly or indirectly, by all the Trustees and officers of the Trust as a group. As of January 31, 2003, John Wm. Galbraith, P.O. Box 33030, St. Petersburg, FL 33733, owned beneficially, directly or indirectly, 2,016,519 Shares (67.76%) of the International Fund and on that basis may be able to control the resolution of any matter submitted for a Shareholder vote. As of January 31, 2003, there were 1,463,802 Shares of the American Enterprise Fund outstanding, of which 104,236 Shares (7.12%) were owned beneficially, directly or indirectly, by all the Trustees and officers of the Trust as a group. As of January 31, 2003, John Wm. Galbraith, P.O. Box 33030, St. Petersburg, FL 33733, owned beneficially, directly or indirectly, 1,170,070 Shares (79.93%) of the American Enterprise Fund and on that basis may be able to control the resolution of any matter submitted for a Shareholder vote. As of January 31, 2003, there were 1,091,073 Shares of the American Opportunities Fund outstanding, of which 142,540 Shares (13.06%) were owned beneficially, directly or indirectly, by all the Trustees and officers of the Trust as a group. As of January 31, 2003, John Wm. Galbraith, P.O. Box 33030, St. Petersburg, FL 33733, owned beneficially, directly or indirectly, 634,149 Shares (58.12%) of the American Opportunities Fund and on that basis may be able to control the resolution of any matter submitted for a Shareholder vote.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Management Agreement. The Advisor of the Funds is Thomas White International, Ltd., (the "Advisor" or "TWI"), an Illinois corporation with offices in Chicago, Illinois. Each Investment Management Agreement between the Advisor and the Trust, on behalf of a Fund, after an initial two-year term, continues from year to year, subject to approval annually by the Board of Trustees or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and also, in either event, with the approval of a majority of those Trustees who are not parties to the Agreement or interested persons of any such party in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreements require the Advisor to furnish the Funds with investment research and advice. In so doing, without cost to the Funds, the Advisor may receive certain research services described below. The Advisor is not required to furnish any personnel, overhead items or facilities for the Funds, including daily pricing or trading desk facilities, although such expenses are paid by investment advisers of some other investment companies. It is currently expected that these expenses will be borne by the Funds, although certain of these expenses may be borne by the Advisor. In addition, the Advisor may pay, out of its own assets and at no cost to the Funds, amounts to certain broker-dealers in connection with the provision of administrative services and/or with the distribution of the Funds' Shares. For the fiscal year ended October 31, 2002, the Advisor paid intermediaries out of its own assets for costs associated with these administrative and distribution services, approximately $11,487 on behalf of the International Fund, or 0.04% of the Fund's average daily net assets, $5,238 on behalf of the American Enterprise Fund, or 0.04% of the Fund's average daily net assets, and $4,611 on behalf of the American Opportunities Fund, or 0.04% of the Fund's average daily net assets.

The Investment Management Agreements provide that the Advisor will select brokers and dealers for execution of the Funds' portfolio transactions consistent with the Trust's brokerage policies (see "Brokerage Allocation"). Although the services provided by broker-dealers in accordance with the brokerage policies incidentally may help reduce the expenses of or otherwise benefit the Advisor and other investment advisory clients of the Advisor, as well as the Funds, the value of such services is indeterminable and the Advisor's fee is not reduced by any offset arrangement by reason thereof.

When the Advisor determines to buy or sell the same securities for the Funds that the Advisor has selected for one or more of its other clients, the orders for all such securities transactions are placed for execution by methods determined by the Advisor, with approval by the Trust's Board of Trustees, to be impartial and fair, in order to seek good results for all parties (see "Brokerage Allocation--Trading Policies"). Records of securities transactions of persons who know when orders are placed by the Funds are available for inspection at least four times annually by the Compliance Officer of the Trust so that the Independent Trustees can be satisfied that the procedures are generally fair and equitable for all parties.

The Investment Management Agreements further provide that the Advisor shall have no liability to the Trust, the Funds or any shareholder of the Funds for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Advisor of its duties under the Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Funds' assets, or from acts or omissions of custodians or securities depositories, or from any wars or political acts of any foreign governments to which such assets might be exposed, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on the Advisor's part or reckless disregard of its duties under the Investment Management Agreements. Each Investment Management Agreement will terminate automatically in the event of its assignment, and may be terminated by the Trust on behalf of the Funds at any time without payment of any penalty on 60 days' written notice, with the approval of a majority of the Trustees of the Trust in office at the time or by vote of a majority of the outstanding Shares of the Funds (as defined by the 1940 Act).

In connection with its most recent renewal of each Investment Management Agreement, the Board of Trustees, including a majority the Independent Trustees, requested and received from the Advisor, information and data relating to each Investment Management Agreement and the Funds. This information included, without limitation: fee and performance information relating to each of the Funds and comparable funds; regarding the services provided by the Advisor to the Funds and the quality of those services; information regarding the amount of the investment advisory fees paid by the Funds to the Advisor and the level of such fees on a comparative basis with comparable funds; and financial information regarding the Advisor, including profitability information.

The Board of Trustees carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. Based on its review of the information requested and provided, the Board of Trustees determined that each Investment Management Agreement is consistent with the best interests of the Fund to which it applies and its shareholders, and enables each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders. The Board of Trustees made these determinations on the basis of the following considerations, among others:

    The investment advisory fees payable to the Advisor under the Investment Management Agreements are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Advisor's relationship with each Fund and the Funds collectively, and the comparability of the proposed fees to fees paid by comparable mutual funds;

    The Investment Management Agreements did not increase current investment advisory fees or overall operating expenses of any Fund over historical fee and expense levels;

    The continuity of each Fund's current portfolio manager and other persons responsible for management of the Fund, which should help ensure continuity of management and consistency of performance;

    The nature, quality and extent of the investment advisory services expected to be provided by the Advisor, in light of the high quality services provided to the Funds in the past, and the Funds' historic performance, including achievement of stated investment objectives;

    The Advisor's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with significant portfolio management experience;

    The Advisor's entrepreneurial commitment to the management and success of the Funds, which could entail a substantial commitment of resources to the successful operation of the Funds; and

    The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Advisor.

The Trust uses the names "Lord Asset Management" and "Thomas White" in the names of the Trust and the Funds, respectively, by license from the Advisor and would be required to stop using those names if Thomas White International, Ltd., ceased to be the Advisor of the Funds. The Advisor has the right to use those names in connection with other enterprises, including other investment companies.

Management Fees. For its services, each Fund pays the Advisor a monthly fee at the rate of 1.00% annually of the Fund's average daily net assets. For the fiscal years ended October 31, 2002, 2001, and 2000 the International Fund paid the Advisor aggregate investment advisory fees equal to $286,800, $314,888, and $431,565, respectively. For the fiscal years ended October 31, 2002, 2001, and 2000, the American Enterprise Fund paid the Advisor aggregate investment advisory fees equal to $148,146, $159,698, and $210,664, respectively. For the fiscal years ended October 31, 2002, 2001, and 2000, the American Opportunities Fund paid the Advisor aggregate investment advisory fees equal to $123,127, $108,953, and $101,570, respectively. The Advisor has agreed to reimburse the Funds for the current fiscal year to the extent that the American Enterprise or American Opportunities Fund's total operating expenses exceed 1.35% of its average daily net assets or the International Fund's total operating expenses exceed 1.50% of its average daily net assets.

Each Fund also pays other expenses such as the fees of its custodian, transfer agent, auditors and lawyers, the cost of compliance with federal and state laws, proxy solicitations, shareholder reports, taxes, insurance premiums, and the fees of Trustees who are not otherwise affiliated with the Funds or the Advisor.

The Advisor. The Advisor is wholly owned by Thomas S. White, Jr., who may be deemed to control the Advisor. Mr. White and other officers of the Advisor also serve as Trustees or officers of the Trust, as indicated above, and are therefore affiliated persons of the Advisor and the Funds.

Code of Ethics. The Trust and the Advisor each have adopted a code of ethics, as is required by applicable law, which is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by certain persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

Transfer Agent. U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") serves as the transfer and dividend disbursing agent for each Fund pursuant to the transfer agency agreement (the "Transfer Agent Agreement"), under which U.S. Bancorp (I) issues and redeems shares, (II) prepares and transmits payments for dividends and distributions declared by each Fund, (III) prepares shareholder meeting lists and, if applicable, mail, receive and tabulate proxies, and (IV) provides a Blue Sky System which will enable each Fund to monitor the total number of shares sold in each state. U.S. Bancorp is located at 615 East Michigan Street, Milwaukee, WI 53202. Compensation for the services of the Transfer Agent is based on a schedule of charges agreed on from time to time.

Custodians. The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, serves as Custodian to the International Fund's assets and U.S. Bank, N.A., 615 East Michigan Street, Milwaukee, WI 53202, serves as Custodian of the American Enterprise and American Opportunities Fund's assets. The Custodians, and the branches and sub-custodians of each, generally do not hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodians is based on a schedule of charges agreed on from time to time.

Legal Counsel. Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, is legal counsel for the Trust.

Independent Accountants. The firm of PricewaterhouseCoopers LLP, One North Wacker Street, Chicago, Illinois 60606, serves as independent accountants for the Trust. Its audit services comprise examination of each Fund's financial statements and review of each Fund's filings with the Securities and Exchange Commission and the Internal Revenue Service.

Reports to Shareholders. The Trust's fiscal year ends on October 31. Shareholders will be provided at least semiannually with reports showing the portfolio of the each Fund and other information, including an annual report with financial statements audited by the independent accountants.

BROKERAGE ALLOCATION

The Investment Management Agreement provides that the Advisor is responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of the Trust's portfolio transactions and, when applicable, the negotiation of commissions in connection therewith. All decisions and placements are made in accordance with the following principles:

  Unless otherwise directed by the Board of Trustees, purchase and sale orders will be placed with brokers who are selected by the Advisor in good faith as able to achieve "best execution" of such orders. "Best execution" means the best overall qualitative execution for the Funds, so that the total costs or proceeds to the Funds are the most favorable under the circumstances. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including without limitation, the overall direct net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Advisor in determining the overall reasonableness of brokerage commissions and quality of execution.

  In selecting brokers for portfolio transactions, the Advisor takes into account its past experience as to brokers qualified to achieve "best execution," including brokers who specialize in any foreign securities held by the Funds.

  The Advisor is authorized to allocate brokerage business to brokers who provide brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), for the Funds and/or other accounts, if any, for which the Advisor exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions as to which fixed minimum commission rates are not applicable, to cause the Funds to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Funds and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Advisor is not required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Advisor shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Trust's brokerage policy; that commissions were paid only for products or services which provide lawful and appropriate assistance to the Advisor in the performance of its investment decision-making responsibilities; and that the commissions paid were reasonable. The determination that commissions were reasonable shall be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Trust's policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Funds to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research services which are provided for the Trust and the Advisor are useful to the Advisor in performing its advisory services under its Investment Management Agreement with the Trust. Research services provided by brokers to the Advisor are considered to be in addition to, and not in lieu of, services required to be performed by the Advisor under its Investment Management Agreement. Research furnished by brokers through whom the Trust effects securities transactions may be used by the Advisor for any of its accounts, and not all such research may be used by the Advisor for the Trust. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker, including quotations outside the United States for daily pricing of foreign securities held in a Fund's portfolio.

  Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal except where, in the good faith judgment of the Advisor, execution of such transactions on an agency basis will achieve best execution.

  Sales of each Fund's Shares (which shall be deemed to also include shares of other investment companies registered under the 1940 Act which have the same investment adviser) made by a broker are one factor among others to be taken into account in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in underwritings or tenders in response to tender offers) for the account of each Fund to that broker; provided that the broker shall furnish "best execution" as defined in paragraph 1 above, and that such allocation shall be within the scope of each Fund's policies as stated above; and provided further, that in every allocation made to a broker in which the sale of Shares is taken into account there shall be no increase in the amount of the commissions or other compensation paid to such broker beyond a reasonable commission or other compensation determined, as set forth in paragraph 3 above, without taking account of or placing any value upon such sale of Shares.

Insofar as known to management, no Trustee or officer of the Trust, nor the Advisor or any person affiliated with any of them, has any material direct or indirect interest in any broker employed by or on behalf of the Trust for the Funds. All portfolio transactions will be allocated to broker-dealers only when their prices and execution, in the good faith judgment of the Advisor, are equal to the best available within the scope of the Trust's policies. There is no fixed method used in determining which broker-dealers receive which order or how many orders.

For the fiscal year ended October 31, 2000, the International Fund paid brokerage commissions in the amount of $81,121, the American Enterprise Fund paid brokerage commissions in the amount of $39,834, and the American Opportunities Fund paid brokerage commissions in the amount of $20,144. For the fiscal year ended October 31, 2001, the International Fund paid brokerage commissions in the amount of $46,979, the American Enterprise Fund paid brokerage commissions in the amount of $31,364, and the American Opportunities Fund paid brokerage commissions in the amount of $24,256. For the fiscal year ended October 31, 2002, the International Fund paid brokerage commissions in the amount of $63,613, of which $63,036, representing $28,058,474 of securities transactions, was paid to broker-dealers that provided research services to the Advisor, the American Enterprise Fund paid brokerage commissions in the amount of $36,418, representing $20,214,382 of securities transactions, all of which was paid to broker-dealers that provided research services to the Advisor, and the American Opportunities Fund paid brokerage commissions in the amount of $20,645, representing $9,556,359 of securities transactions, all of which was paid to broker-dealers that provided research services to the Advisor.

Trading Policies

The Advisor serves as investment adviser to other clients. Accordingly, the respective portfolios of the Funds and such clients may contain many or some of the same securities. When the Funds and other clients of the Advisor are engaged simultaneously in the purchase or sale of the same security, the transactions will be placed for execution in a manner designed to be equitable to all parties. The larger size of the transaction may affect the price of the security and/or the quantity, which may be bought or sold for the Funds. If the transaction is large enough, brokerage commissions in certain countries may be negotiated below those otherwise chargeable.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The Prospectus describes the manner in which the Funds' shares may be purchased and redeemed. Shares of each Fund are offered directly to the public by the Funds. The Funds employ no Distributor.

Each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% if its net assets during any 90 day period for any one shareholder. Subject to the above, each Fund reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the Fund. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash.

At the discretion of each Fund, investors may be permitted to purchase shares by transferring securities to a Fund that meet the respective Fund's investment objective and policies. Securities transferred to the Funds will be valued in accordance with the same procedures used to determine the Funds' net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by the Funds in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the respective Fund and must be delivered to that Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer, and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and investor's basis therein. Securities will not be accepted in exchange for shares of the Funds unless: (1) such securities are, at the time of the exchange, eligible to be included in the respective Fund and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the respective Fund under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the respective Fund, will not exceed 5% of the respective Fund's net assets immediately after the transaction.

Net asset value per Share is determined as of the close of business on the New York Stock Exchange, which currently is 4:00 p.m. (Eastern time) every Monday through Friday (exclusive of national business holidays), under normal market conditions. The Trust's offices will be closed and the Funds' net asset values will not be calculated on those days on which the New York Stock Exchange is closed, which currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the New York Stock Exchange is open. Trading of European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which a Fund's net asset value is not calculated. Each Fund calculates net asset value per Share, and therefore effects sales, redemptions and repurchases of its Shares, as of the close of the New York Stock Exchange once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the close of trading in many of the portfolio securities held by the Funds. If a significant market event impacting the value of a portfolio security occurs subsequent to the close of trading in the security, but prior to the calculation of a Fund's net asset value per Share, and materially affects the net asset value per Share of the Fund, the portfolio security will be valued at fair market value as determined by management under the supervision of the Board of Trustees.

The Board of Trustees may establish procedures under which each Fund may suspend the determination of net asset value for the whole or any part of any period during which (1) the New York Stock Exchange is closed other than for customary weekend and holiday closings, (2) trading on the New York Stock Exchange is restricted, (3) an emergency exists as a result of which disposal of securities owned by each Fund is not reasonably practicable or it is not reasonably practicable for each Fund fairly to determine the value of its net assets, or (4) for such other period as the Securities and Exchange Commission may by order permit for the protection of the holders of the Funds' Shares.

TAX STATUS

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchases, ownership, and disposition of Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that might be relevant to Shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retrospective. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of such Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distributions requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

Ordinary dividends and taxable capital gain distributions declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Dividends of net investment income and net short-term capital gains generally are taxable to shareholders as ordinary income, whether paid in cash or reinvested in Fund shares.  Distributions of net investment income may be eligible for the corporate dividends-received deduction to the extent attributable to each Fund's qualifying dividend income. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction.

Distribution of net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are designated as capital gain dividends, whether paid in cash or shares, will generally be taxable to shareholders at the long-term capital gain rate, which for individuals is currently a maximum of 20%.  Capital gains dividends will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares, and are not eligible for the dividends-received deduction.  Shareholders will be notified annually as to the Federal tax status of dividends and distributions they receive and any tax withheld thereon.

Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Certain of the debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

The Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Funds held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though that Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Funds may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, each Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, each Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and mark-to-market losses and any loss from an actual disposition of a Fund's shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

Income received by the Funds from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations and the Fund distributes at least 90% of its investment company taxable income, that Fund will be eligible and intends to elect to "pass through" to that Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). No credit may be charged by a shareholder with respect to Fund shares that have been held less than 16 days.  Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to each Fund, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains including fluctuation gains from foreign currency denominated debt securities, receivables and payables, may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. For individuals, foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

Certain options and futures and foreign currency forward contracts in which the Funds may invest may be "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by each Fund. In addition, losses realized by each Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently.  Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by each Fund, which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and futures and foreign currency forward contracts.

Under certain circumstances, a Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that each Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, a Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for Federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

Upon the redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands; for individuals, gain will generally be subject to a maximum tax rate of 20% if the shareholder's period for the shares is more than 12 months. Gain from the disposition of shares held not more than one year will be taxed as short-term capital gains. Any loss realized on a redemption, sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund shares held by the shareholder for six months or less will be treated for Federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares.

Each Fund generally will be required to withhold Federal income tax at a rate of 30% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the respective Fund with the shareholder's correct taxpayer identification number or social security number, (2) the Internal Revenue Service notifies the shareholder or the respective Fund that the shareholder has failed to report properly certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's Federal income tax liability.

Distributions and redemptions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above, including the likelihood that ordinary income dividends paid to them would be subject to  withholding of U.S. tax at a rate of 30% (or lower treaty rate, if applicable). This discussion does not purport to deal with all of the tax consequences relating to an investment in the Funds. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Funds.

DESCRIPTION OF SHARES

The shares of each Fund have the same preferences, conversion and other rights, voting powers, restrictions and limitations as to dividends, qualifications and terms and conditions of redemption, except as follows: all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belongs to that Fund and is charged with liabilities in respect of the general liabilities of that Fund. The net asset value of a share of a Fund is based on the assets belonging to the Fund less the liabilities charged to the Fund, and dividends are paid on shares of a Fund only out of lawfully available assets belonging to that Fund. Shares of a Fund are entitled to participate pro rata in any dividends and other distributions declared by the Board of Trustees for the Fund and all shares of a Fund have equal rights in the event of liquidation of that Fund. In the event of liquidation or dissolution of the Trust, the shareholder of a Fund will be entitled to the assets belonging to that Fund out of assets of the Trust available for distribution.

The Funds may hold special meetings of shareholders to elect or remove Trustees, change fundamental policies, approve a management contract, or for other purposes. The Funds will mail proxy materials in advance of a shareholder meeting, including a proxy and information about the proposals to be voted on. You are entitled to one vote for each share of the Fund that you own. Shareholders not attending these meetings are encouraged to vote by proxy. Shares have non-cumulative voting rights so that the holders of a plurality of the shares voting for the election of Trustees at a meeting at which 50% of the outstanding shares are present can elect all the Trustees and in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board of Trustees.

PERFORMANCE INFORMATION

Each Fund may, from time to time, include its total return in advertisements or reports to Shareholders or prospective investors. Total return for a period is the percentage change in value during the period of an investment in Fund shares. All total return figures reflect the deduction of a proportional share of the respective Fund's expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Quotations of Average Annual Total Return for the Funds will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the respective Fund over periods of one, five, or ten years (up to the life of the respective Fund) calculated pursuant to the following formula:

P(1+T)n = ERV

Where:

P = a hypothetical initial payment of $1,000.
T = average annual total return
n = number of years
ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period

Quotations of Average Annual Total Return (After Taxes on Distributions) are expressed in terms of the average annual compounded rates of return over periods of one, five, or ten years (up to the life of the respective Fund) that would equate the initial $1,000 investment according to the following formula:

P(1+T)n = ATVD

Where:

P = a hypothetical initial payment of $1,000.
T = average annual total return (after taxes on distributions).
n = number of years.
ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

Quotations of Average Annual Total Return (After Taxes on Distributions and Redemption) are expressed in terms of the average annual compounded rates of return over periods of one, five, or ten years (up to the life of the respective Fund), that would equate the initial $1,000 investment according to the following formula:

P(1 + T)n = ATVDR

Where:

P = a hypothetical initial payment of $1,000.
T = average annual total return (after taxes on distributions and redemption).
n = number of years.

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

The Funds' average annual total returns, average annual total returns (after taxes on distributions), and average annual total returns (after taxes on distributions and redemption) for the one, five, or ten years (up to the life of the respective Fund) periods ended October 31, 2002, are set forth in the table below.

Fund	One Year	Five Years	Ten Years	Since Inception*
International Fund
Average Annual Total Return	(6.28%)	(1.07%)	N/A	4.54%
Average Annual Total Return (after taxes on distributions)	(6.57%)	(2.71%)	N/A	2.88%
Average Annual Total Return (after taxes on distributions and redemption)	(3.86%)	(1.55%)	N/A	3.49%
American Enterprise Fund
Average Annual Total Return	(13.33%)	N/A	N/A	(2.95%)
Average Annual Total Return (after taxes on distributions)	(13.52%)	N/A	N/A	(3.10%)
Average Annual Total Return (after taxes on distributions and redemption)	(8.11%)	N/A	N/A	(2.36%)
American Opportunities Fund
Average Annual Total Return	(1.01%)	N/A	N/A	2.99%
Average Annual Total Return (after taxes on distributions)	(1.09%)	N/A	N/A	2.51%
Average Annual Total Return (after taxes on distributions and redemption)	(0.59%)	N/A	N/A	2.34%

_______
* The International Fund commenced operations on June 28, 1994. The American Enterprise Fund commenced operations on November 1, 1998. The American Opportunities Fund commenced operations on March 4, 1999.

Cumulative total return of the International Fund for the period from June 28, 1994 (commencement of operations) through October 31, 2002 was 44.74%. Cumulative total return of the American Enterprise Fund for the period from November 1, 1998 (commencement of operations) through October 31, 2002 was -11.28%. Cumulative total return of the American Opportunities Fund for the period from March 4, 1999 (commencement of operations) through October 31, 2002 was 14.99%.

Performance information for each Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare each Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for each Fund reflects only the performance of a hypothetical investment in the respective Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the respective Fund's investment objective and policies, characteristics and quality of the portfolio and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. From time to time, the Funds and the Advisor may also refer to the following information:

    The Advisor's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

    The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

    The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corp., Morgan Stanley Capital International or a similar financial organization.

    The geographic distribution of each Fund's portfolio.

    The gross national product and populations, including age characteristics, of various countries as published by various statistical organizations.

    To assist investors in understanding the different returns and risk characteristics of various investments, a Fund may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE-Index).

    The major industries located in various jurisdictions as published by the Morgan Stanley Index.

In addition, the Funds and the Advisor may also refer to the number of shareholders in each Fund or the dollar amount of fund and private account assets under management in advertising materials.

FINANCIAL STATEMENTS

Financial statements for the Funds as of October 31, 2002 for the fiscal periods then ended, including notes thereto, and the report of PricewaterhouseCoopers LLP thereon, are incorporated by reference from the Trust's 2002 Annual Report. A copy of the report delivered with the Statement of Additional Information should be retained for future reference.

PART C

OTHER INFORMATION

Item 23. Exhibits

(a) Trust Instrument(2)

(b) By-Laws(2)

(c) Not Applicable

(d) (1) Form of Investment Advisory Agreement for the Thomas White International Fund(1)

(2) Form of Investment Advisory Agreement for the Thomas White American Enterprise Fund(3)

(3) Form of Investment Advisory Agreement for the Thomas White American Opportunities Fund(5)

(e) Not Applicable

(f) Not Applicable

(g) (1) Form of Custody Agreement for the Thomas White American Enterprise Fund and the Thomas White American Opportunities Fund(4)

(2) Form of Custody Agreement with Northern Trust Company for the Thomas White International Fund(6)

(h) (1) Form of Transfer Agent Agreement(1)

(2) Form of Blue Sky Compliance Servicing Agreement(1)

(3) Form of Custodian Servicing Agreement with respect to Firstar Money Market Funds(4)

(4) Form of Expense Limitation Agreement for the Thomas White American Opportunities Fund(7)

(5) Form of Expense Limitation Agreement for the Thomas White American Enterprise Fund(7)

(6) Form of Expense Limitation Agreement for the Thomas White International Fund(7)

(i) Opinion and Consent of Counsel(2)

(j) Consent of Independent Public Accountants

(k) Not Applicable

(l) Initial Capital Agreement(2)

(m) Not Applicable

(n) Not Applicable

(p) Code of Ethics(7)

(q) (1) Powers of Attorney for Messrs. White, Manos, and Mack, and for Ms. Almeida(2)

(2) Power of Attorney for Mr. Venson(1)

(3) Power of Attorney for Mr. Sullivan(7)

(4) Power of Attorney for Ms. Montgomery(8)

(5) Secretary's Certificate pursuant to Rule 483(b)(2)

- ----------

(1) Filed with Post-Effective Amendment No. 2 to Registrant's Registration Statement on February 28, 1996.

(2) Filed with Post-Effective Amendment No. 4 to Registrant's Registration Statement on December 31, 1997.

(3) Filed with Post-Effective Amendment No. 6 to Registrant's Registration Statement on August 13, 1998.

(4) Filed with Post-Effective Amendment No. 7 to Registrant's Registration Statement on October 30, 1998.

(5) Filed with Post-Effective Amendment No. 8 to Registrant's Registration Statement on December 15, 1998.

(6) Filed with Post-Effective Amendment No. 10 to Registrant's Registration Statement on December 30, 1999.

(7) Filed with Post-Effective Amendment No. 11 to Registrant's Registration Statement on February 28, 2001.

(8) Filed with Post-Effective Amendment No. 12 to Registrant's Registration Statement on January 30, 2002.

Item 24. Persons Controlled by or Under Common Control with Registrant

Not Applicable.

Item 25. Indemnification

Reference is made to Article X, Section 10.02 of the Registrant's Trust Instrument, which is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26. Business and Other Connections of the Investment Adviser

The business and other connections of Thomas White International, Ltd. are described in Parts A and B.

For information relating to the investment advisers officers and directors, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Thomas White International, Ltd.

Item 27. Principal Underwriters

Not Applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Thomas White International, Ltd., 440 South LaSalle Street, Chicago, Illinois 60605-1028.

Item 29. Management Services

Not Applicable

Item 30. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 13 to Registrant's Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 13 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on this 28th day of February, 2003.

LORD ASSET MANAGEMENT TRUST

By: /s/Thomas S. White, Jr.*
_________________________
Thomas S. White, Jr.
President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 13 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signatures                                 Title                                 Date

/s/Thomas S. White, Jr.*       Trustee, President            February 28, 2003
Thomas S. White, Jr.              and Chairman
                                                  (Principal Executive
                                                  Officer)

/s/David M. Sullivan II*         Treasurer (Principal         February 28, 2003
David M. Sullivan II                Financial and
                                                   Accounting Officer)

/s/ Jill F. Almeida*                  Trustee                             February 28, 2003
Jill F. Almeida

/s/ Nicholas G. Manos*          Trustee                             February 28, 2003
Nicholas  G. Manos

/s/ Edward E. Mack, III*          Trustee                            February 28, 2003
Edward E. Mack, III

/s/ Elizabeth Montgomery*     Trustee                            February 28, 2003
Elizabeth Montgomery

/s/ John N. Venson*                 Trustee                            February 28, 2003
John N. Venson

* By: /s/ Allan S. Mostoff
Allan S. Mostoff,
as attorney-in-fact

* Powers of Attorney are incorporated by reference as exhibits.

EXHIBITS

FILED WITH

REGISTRATION STATEMENT

ON

FORM N-1A

LORD ASSET MANAGEMENT TRUST

Exhibit                                       Description

j                                                  Consent of Independent Public Accountants